Exhibit 10.9i

FOURTH AMENDMENT

TO

MASTER LOAN AGREEMENT

THIS FOURTH AMENDMENT TO THE MASTER LOAN AGREEMENT (this “Amendment”), is entered into to be effective as of December 31, 2009, between GREEN PLAINS BLUFFTON, LLC, an Indiana limited liability company f/k/a INDIANA BIO-ENERGY, LLC, an Indiana limited liability company (the “Borrower”) and AGSTAR FINANCIAL SERVICES, PCA, an United States instrumentality (the “Lender”).

RECITALS

A.

Borrower and Lender entered into a (i) Master Loan Agreement dated as of February 27, 2007, which was amended by the First Amendment to Master Loan Agreement dated October 15, 2008, the Second Amendment to Master Loan Agreement dated April 16, 2009, and the Third Amendment to Master Loan Agreement dated June 30, 2009 (together, as amended, the “MLA”); (ii) First Supplement to Master Loan Agreement dated as of February 27, 2007, which was amended by the First Amendment to First Supplement dated as of June 30, 2009 (together, as amended, the “First Supplement”); and (iii) Second Supplement to Master Loan Agreement dated as of February 27, 2007, which was amended by the First Amendment to Second Supplement dated as of June 30, 2009 (together, as amended, the “Second Supplement” and together with the MLA and the First Supplement, the “Loan Agreement”) by which the Lender agreed to extend certain financial accommodations to the Borrower.

B.

At the request of Borrower, Borrower and Lender have agreed to make certain modifications to the Loan Agreement, all in accordance with the terms and conditions of this Amendment.

C.

All terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

NOW THEREFORE, in consideration of the facts set forth in the above Recitals, which the parties agree are true and correct, and in consideration for entering into this Amendment, the undersigned hereby agree as follows:

AMENDMENTS

1.

Amendment to Defined Term. The following defined term shall be amended and restated as follows:

“Applicable Rate” means, in relation to any Loan which bears interest on a variable rate, the interest rate per annum which is equal to the greater of the (i) LIBOR Rate and (ii) two percent (2.0%)

2.

Other Amendments. The following terms, conditions, and covenants shall be amended and restated as follows:

a.

Section 5.01(d). Subsection 5.01(d) is hereby amended and restated to read as follows:

(d)

Working Capital. Achieve and maintain Working Capital, which shall be tested monthly based on monthly financial statements of the Borrower delivered in accordance with Section 5.01 and a Compliance Certificate of the Borrower delivered to the Lender within 5 Business Days of the end of each month, in the following amounts on and after the following dates:

Date	Required Working Capital
December 31, 2009	$7,400,000.00
January 31, 2010	$8,300,000.00
February 28, 2010	$9,000,000.00
March 31, 2010	$9,000,000.00
April 30, 2010	$9,600,000.00
May 31, 2010	$10,100,000.00
June 30, 2010	$10,600,000.00
July 31, 2010	$11,100,000.00
August 31, 2010	$11,600,000.00
September 30, 2010	$11,800,000.00
October 31, 2010	$11,800,000.00
November 30, 2010	$12,000,000.00
December 31, 2010	$12,000,000.00

d.

Section 5.01(e). Subsection 5.01(e) is hereby amended and restated to read as follows:

(e)

Tangible Net Worth. Achieve and maintain Tangible Net Worth, which shall be tested monthly based on monthly financial statements of the Borrower delivered in accordance with Section 5.01 and a Compliance Certificate of the Borrower delivered to the Lender within 5 Business Days of the end of each month, in the following amounts on and after the following dates:

Date	Required Tangible Net Worth
December 31, 2009	$79,900,000.00
January 31, 2010	$80,900,000.00
February 28, 2010	$82,100,000.00
March 31, 2010	$82,100,000.00
April 30, 2010	$82,500,000.00
May 31, 2010	$82,500,000.00
June 30, 2010	$82,500,000.00
July 31, 2010	$82,500,000.00
August 31, 2010	$82,500,000.00
September 30, 2010	$82,500,000.00
October 31, 2010	$82,500,000.00
November 30, 2010	$82,500,000.00
December 31, 2010	$82,500,000.00

3.

Effect on Loan Agreement. Except as expressly amended hereby, all of the terms of the Loan Agreement shall be unaffected by this Amendment and shall remain in full force and effect. Nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Lender, or to affect, modify, or impair any of the Lender’s rights under the Loan Documents.

4.

Conditions Precedent to Effectiveness of this Agreement. The obligations of the Lender hereunder are subject to the conditions precedent that the Lender shall have received the following, in form and substance satisfactory to the Lender:

a.

this Amendment duly executed by the Borrower and the Lender;

b.

evidence satisfactory to the Lender that on or before December 31, 2009, Green Plains Renewable Energy, Inc. (“GPRE”) has invested $5,000,000 in new cash equity into the Borrower;

c.

a guaranty executed and delivered by GPRE, pursuant to which GPRE has unconditionally guaranteed the payment and performance of Borrower’s obligations for principal and interest on the Term Loan and the Term Revolving Loan for calendar year 2010; and

d.

all other documents, instruments, or agreements required to be delivered to the Lender under the Loan Agreement and not previously delivered to the Lender.

5.

Representations and Warranties of Borrower. The Borrower hereby agrees with, reaffirms, and acknowledges as follows:

(a)

The representations and warranties contained in the Loan Agreement and the other Loan Documents are, and continue to be, true and correct and in full force and effect as of the date of this Amendment; and

(b)

Borrower has the power and authority to execute, deliver, and perform this Amendment, and any document required under this Amendment, and that all documents contemplated herein when executed and delivered to Lender will constitute the valid, binding and legally enforceable obligations of Borrower in accordance with their respective terms, except as enforceability may be limited by any applicable bankruptcy or insolvency laws.

6.

Administration Fee. In addition to the fees required under the Loan Agreement and the other Loan Documents, the Borrower shall pay to the Lender on the Effective Date of this Amendment an administration fee equal to 15 basis points of the aggregate outstanding principal balance on all the Loans as of December 31, 2009.

7.

Counterparts. It is understood and agreed that this Amendment may be executed in several counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

SIGNATURE PAGE TO

FOURTH AMENDMENT TO MASTER LOAN AGREEMENT

BY AND BETWEEN

GREEN PLAINS BLUFFTON LLC

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED: December 31, 2009

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Master Loan Agreement to be executed by their respective duly-authorized officers as of the date first above written.

BORROWER:

GREEN PLAINS BLUFFTON LLC,

an Indiana limited liability company,

________________________________

By:

Its:

LENDER:

AGSTAR FINANCIAL SERVICES, PCA

________________________________

By: Mark Schmidt

Its: Vice President

GP:2663138 v2

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